 As filed with the Securities and Exchange Commission on August 12, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

COPLEY FUND, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

[___], 2020

Important Voting Information Inside

Copley Fund, Inc. (COPLX)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail. Details on voting can be found on

your proxy card.

Copley Fund, Inc.

5348 Vegas Drive, Suite 391

Las Vegas, NV 89108

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	A-1
Notice of Special Meeting of Shareholders	B-1
Important Information to Help You Understand the Proposals	C-1
Proxy Statement	1
Proposal 1: To elect four director nominees to serve on the Board of Directors
Proposal 2: To approve a proposed new advisory agreement to be entered into by and between Copley Fund, Inc. and Copley Financial Services Corp.
Proposal 3: To approve a proposed new sub-advisory agreement to be entered into by and among Copley Fund, Inc., Copley Financial Services Corp. and DCM Advisors, LLC
Proposal 4: To ratify the appointment of the independent registered public accounting firm for Copley Fund, Inc.
Proposal 5: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes
Additional Information Regarding Shareholders and Voting Requirements	[ ]
Additional Information Regarding the Operation of the Fund	[ ]
Other Matters	[ ]

Exhibit A: Form of the proposed advisory agreement to be entered into by and between Copley Fund, Inc. and Copley Financial Services Corp.

Exhibit B: Form of the proposed new sub-advisory agreement to be entered into by and among Copley Fund, Inc., Copley Financial Services Corp., and DCM Advisors, LLC

Form of Proxy Card

Copley Fund, Inc.

[__], 2020

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Copley Fund, Inc. (the “Fund”), to be held at [____] _.m., Eastern time, on [Meeting date], 2020 at the offices of Gallet Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022-6601. Formal notice of the Meeting appears after this letter, followed by a Proxy Statement.

At the Meeting, shareholders will be asked to vote on proposals to: elect four director nominees to serve on the Board of Directors of the Fund (the “Board”); approve a new investment advisory agreement on behalf of the Fund; approve a new sub-advisory agreement on behalf of the Fund; ratify the appointment of the Fund’s independent registered public accounting firm; and to transact any other business that may properly come before the Meeting. In light of the coronavirus (COVID-19) pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on [________], 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission (“SEC”) as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

Important Disclosure: As is typical, the staff (the “Staff”) of the SEC reviewed and commented on a preliminary version of this Proxy Statement. Following their review, the Staff requested that the Fund describe in the Proxy Statement certain issues with regard to the Fund’s compliance with aspects of the Investment Company Act of 1940, as amended (the “Investment Company Act”), specifically with regard to the validity of the Fund’s investment advisory agreement and the composition of the Board. Please refer to the “Important Disclosure” section on pages [_] of the Proxy Statement for a summary of those matters and the steps that the Fund is taking to address them.

Proposals: The Board is asking shareholders to vote to elect the two current members of the Fund’s Board of Directors for continued service on the Board and to elect two new nominees to the Board of Directors. The current members of the Board (each a “Director”) are Mr. Roy G. Hale and Mr. David I. Faust and the new nominees are Mr. Joseph P. Bauman and Mr. David M. Spungen.1 Mr. Hale has served as a Director since 2011 and has served as the President and Treasurer of the Fund since May 2018. Mr. Hale is an interested Director as a result of his position as an officer of the Fund; prior to his appointment as President and Treasurer of the Fund in 2018, Mr. Hale qualified as an Independent Director. Mr. Hale also previously served as the auditor of the Fund from 1991 through 2008. Mr. Faust is an interested Director as a result of his relationship with the Adviser, which is described in the Proxy Statement. The Board has determined that Mr. Bauman and Mr. Spungen would qualify as Independent Directors, if elected.

[1]	Mr. Gary S. Gaines was previously a member of the Board until he passed away in July 2020. Mr. Gaines was an “Independent” Director (i.e., a Director who is not an “interested person” of the Fund as defined in the Investment Company Act) and served as the Lead Independent Director until his passing.

The Board has determined to submit all four nominees (each a “Nominee”) for shareholder approval at this Meeting. The Board made this determination based on its conclusion that each Nominee has satisfactory qualifications, and that the Nominees collectively provide a diversity of relevant professional expertise that will contribute to the Board’s operations.

The election by the shareholders of a properly constituted Board is a contingent matter. If shareholders do not elect a sufficient number of the Nominees for the Board to be properly constituted under the requirements of the Investment Company Act, the Fund is not authorized to move forward with the other proposals being submitted for consideration by the shareholders (regardless of the outcome of the vote on those other matters). Information on the requirements of the Board’s composition under the Investment Company Act is described in the Proxy Statement.

The Board unanimously recommends that you vote “FOR” the election of each of the Nominees as Directors of the Fund.

As you may know, Mr. Irving Levine, the Fund’s portfolio manager of over 40 years and the principal of Copley Financial Services Corp, the Fund’s investment adviser (the “Adviser”), passed away in May of 2018. The Adviser has continued to manage the Fund in the same manner as it was operated prior to Mr. Levine’s death and engaged appropriate personnel to do so.

The Board determined, after careful consideration, that the interests of the Fund and its shareholders would be best served by the selection of a sub-adviser to assist the Adviser with the day-to-day management of the Fund’s portfolio, with the Adviser supervising the activities of the sub-adviser and continuing to provide general managerial services to the Fund. After careful consideration, including a series of meetings and a detailed review of information provided by the proposed investment sub-adviser, the Board determined to recommend DCM Advisors, LLC (the “Sub-Adviser” or “DCM”) as the sub-adviser for the Fund according to the terms of the proposed sub-advisory agreement by and among the Fund, the Adviser and DCM (the “Sub-Advisory Agreement”). DCM’s engagement as sub-adviser has been approved by the Board, but remains subject to shareholder approval.

DCM is registered as an investment adviser with the U.S. Securities and Exchange Commission and is located in New York City. DCM currently serves as the investment adviser to two mutual funds. In addition, DCM, along with its employees and affiliates, has significant experience in managing investments for other clients, including individuals, corporate entities, and non-taxable entities. Additional information about DCM can be found in the Proxy Statement.

In anticipation of the Board’s approval of DCM as Sub-Adviser, the Adviser engaged Dr. Vijay Chopra, who is a Senior Portfolio Manager at DCM, and appointed Dr. Chopra as Vice President of the Adviser. The Adviser also appointed Dr. Chopra as Portfolio Manager of the Fund, which the Board subsequently ratified. Since April 1, 2019, Dr. Chopra has been serving as Portfolio Manager of the Fund.

The Board now seeks shareholder approval of the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Adviser (and not the Fund) will pay the Sub-Adviser for its services, which fee will be equal to 75% of the fee payable to the Adviser under the Adviser’s investment advisory agreement with the Fund. The Fund will not experience an increase in fees as a result of the Sub-Advisory Agreement. If the Advisory Agreement (as described below) and the Sub-Advisory Agreement are approved by the Fund’s shareholders, then the Sub-Advisory Agreement, which will have an initial term of 2 years and which may be extended by the Board on an annual basis thereafter, will be effective immediately upon the final adjournment of the Meeting. Dr. Chopra is expected to remain as Portfolio Manager of the Fund under the Sub-Advisory Agreement in his capacity as an employee of the Sub-Adviser.

After careful consideration, the Board has unanimously approved the Sub-Advisory Agreement and recommends that you vote “FOR” approval of the Sub-Advisory Agreement for the Fund.

The Board also seeks shareholder approval of a new investment advisory agreement between the Fund and the Adviser. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment”, which includes any transfer of a controlling block of the investment adviser’s outstanding voting securities. The death of Mr. Levine, the sole owner of the Adviser, and the resulting transfer of his ownership interest in the Adviser to his estate resulted in an “assignment” under applicable law. As a result, the Board now requests that shareholders approve a new advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), which will be on substantially the same terms as the Fund’s previous investment advisory agreement with the Adviser.

After careful consideration, the Board has unanimously approved the Advisory Agreement and recommends that you vote “FOR” approval of the Advisory Agreement for the Fund.

As a matter of good corporate governance, the Fund is also asking shareholders to ratify the appointment by the Board of EisnerAmper LLP as the independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2021. EisnerAmper LLP has served as the Fund’s independent registered public accounting firm since 2010.

The Board unanimously recommends that you vote “FOR” the ratification of the Fund’s independent registered public accounting firm.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost and inconvenience of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m., Eastern time, on [____________], 2020.

You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage prepaid return envelope provided. In addition to voting by mail you may also vote either by telephone or through the internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Proxy Statement and have the enclosed proxy card at hand	1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

Although you may vote in person at the Meeting, you are encouraged to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, toll free at [proxy solicitor phone #].

Sincerely,

Roy G. Hale, President, Copley Fund, Inc.

COPLEY FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT [___] _.M., EASTERN TIME, ON [MEETING DATE], 2020. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT [WEBSITE] OR BY CALLING AST FUND SOLUTIONS, LLC, TOLL FREE AT [PROXY SOLICITOR PHONE #].

To the Shareholders of the Copley Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Copley Fund, Inc. (the “Fund”), will be held at the offices of Gallet Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022-6601 at [___] _.m., Eastern time, on [Meeting Date], 2020. The purpose of the Meeting is to consider and vote on the following proposals (the “Proposals”; each a “Proposal”):

1.	To elect four director nominees (the “Nominees”) to serve on the Board of Directors
2.	To approve a proposed new advisory agreement (the “Advisory Agreement”) to be entered into by and between the Fund and Copley Financial Services Corp. (the “Adviser”)
3.	To approve a proposed new sub-advisory agreement (the “Sub-Advisory Agreement”) to be entered into by and among the Fund, the Adviser and DCM Advisors, LLC (the “Sub-Adviser”)
4.	To ratify the appointment of the independent registered public accounting firm (the “Auditor”) for the Fund
5.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

It is not anticipated that any matter other than the election of the Nominees, the approval of the Advisory Agreement and Sub-Advisory Agreement, and the ratification of the appointment of the Auditor will be brought before the Meeting. Shareholders of record of the Fund as of the close of business on [Record Date], 2020, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Fund are included herewith. If you need directions to the Meeting, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at the number stated above.

B-1

The Board of Directors of the Fund has approved the election of the Nominees, the Advisory Agreement and the Sub-Advisory Agreement, and the selection of the Auditor and recommends that you vote “FOR” each of the Proposals.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD TO AVOID UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

In light of the coronavirus (COVID-19) pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on [________], 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

By order of the Board of Directors,
David Faust
Secretary, Copley Fund, Inc.

Dated: [_______], 2020

B-2

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with the following questions and answers to give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q.  What is happening? Why did I get this package of materials?

A.  You are receiving the enclosed Proxy Statement as a shareholder of the Copley Fund, Inc. (the “Fund”), in connection with a special meeting of shareholders of the Fund (the “Meeting”) scheduled to be held at [___] _.m., Eastern Time, on [Meeting Date], 2020. All holders of Fund shares as of the close of business on [Record Date], 2020 (the “Record Date”), are entitled to attend and vote at the Meeting.

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals (the “Proposals” and each a “Proposal”):

1.	To elect four director nominees (the “Nominees”) to serve on the Board of Directors
2.	To approve a proposed new advisory agreement (the “Advisory Agreement”) to be entered into by and between the Fund and Copley Financial Services Corp. (the “Adviser” or “CFSC”)
3.	To approve a proposed new sub-advisory agreement (the “Sub-Advisory Agreement”) to be entered into by and among the Fund, the Adviser and DCM Advisors, LLC (the “Sub-Adviser” or “DCM”)
4.	To ratify the appointment of the independent registered public accounting firm (the “Auditor”) for the Fund
5.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Q.  How does the Board of Directors of the Fund (the “Board” or the “Board of Directors”) recommend that I vote with respect to each Proposal?

A.  After careful consideration of the Proposals, the Board unanimously recommends that you vote FOR each of the Proposals.

Q: Why am I being asked to elect Directors?

A: Federal securities laws generally require that a majority of the members of a fund’s board of directors be elected by shareholders. In addition, the Investment Company Act of 1940, as amended (the “Investment Company Act”), generally requires that no more than 60% of the board of directors of a registered investment company may be comprised of “interested persons,” provided, however, that, pursuant to Section 10(d) of the Investment Company Act, a board of directors may be properly constituted with only one director that is not an “interested person” under the Investment Company Act (i.e., an “Independent Director”) if certain conditions are met (all of which the Fund believes that it satisfied until the Board’s only Director who was not an interested person, Mr. Gary S. Gaines, passed away in July 2020).

The members of the Fund’s current Board of Directors (the “Directors”) are Mr. Roy G. Hale and Mr. David I. Faust. Mr. Gary S. Gaines was also a Director until he passed away in July 2020. None of the current Directors or Mr. Gaines was previously elected by the Fund’s shareholders. Mr. Hale and Mr. Faust are interested persons of the Fund. When he was a Director, Mr. Gaines was an Independent Director. The Board has nominated each of Mr. Hale and Mr. Faust for continued service on the Board and has also nominated Joseph P. Bauman and David M. Spungen as new Independent Director candidate(s) (collectively, the “Nominees”), subject to shareholder approval. Each of the current Director Nominees has been nominated because of the Nominee’s experience working with the Fund and the Adviser, as well as their knowledge of the Adviser. Mr. Bauman and Mr. Spungen have been nominated because of their experience in the investment industry and their managerial experience. To ensure compliance with the Investment Company Act requirements, shareholders are being asked to elect each of the Nominees.

Q: What role does the Board play generally?

A: The Directors serve as representatives of the shareholders of the Fund and the Board is generally responsible for governance and oversight of the Fund. The Directors are fiduciaries and have an obligation to serve the best interests of the Fund’s shareholders. The Board meets several times throughout the year to review the Fund’s performance, oversee the Fund’s operations, consider policy changes, and review and approve contractual arrangements between the Fund and companies that provide services to it, including the Fund’s investment adviser.

Q: Who are the nominees for election to the Board?

A: The Board proposes that the following Directors be elected to continue to serve as Directors of the Fund:

Roy G. Hale

David I. Faust

Mr. Hale has served as a Director since 2011 and has served as the President and Treasurer of the Fund since May 2018. Mr. Hale is an interested Director as a result of his position as an officer of the Fund. Prior to his appointment as President and Treasurer of the Fund in 2018, Mr. Hale qualified as an “Independent Director” (i.e., he was not an “interested person” of the Fund, as defined in the Investment Company Act). Mr. Faust is an interested Director due to his relationship with the Adviser. Mr. Faust is the controlling person of the Adviser as its sole owner, albeit in his capacity as personal representative of the Estate of Mr. Irving Levine.

Additionally, the Board proposes that the following Nominees be elected to serve as new Independent Directors of the Fund:

Joseph P. Bauman

David M. Spungen

The Board has determined that Mr. Bauman and Mr. Spungen would each qualify as an Independent Director, if elected.

Information regarding the qualifications of each Nominee is set forth in the discussion of Proposal 1 in the Proxy Statement.

Q. Does the Board of Directors recommend that shareholders vote to elect the Nominees?

A. Yes, the Board of Directors unanimously recommends that the shareholders vote in favor of all four Nominees.

Q: Why am I being asked to vote on the Advisory Agreement and the Sub-Advisory Agreement?

A: As you may know, Mr. Irving Levine, the Fund’s portfolio manager of over 40 years and the principal of Copley Financial Services Corp, the Fund’s investment adviser (the “Adviser”), passed away in May of 2018. The Adviser has continued to manage the Fund in the same manner as it was operated prior to Mr. Levine’s death and engaged appropriate personnel to do so.

Advisory Agreement. The Board is seeking shareholder approval of a new investment advisory agreement between the Fund and the Adviser. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment”, which includes any transfer of a controlling block of the investment adviser’s outstanding voting securities. The death of Mr. Levine, the sole owner of the Adviser, and the resulting transfer of his ownership interest in the Adviser to his estate resulted in an “assignment” under applicable law and terminated the Fund’s agreement with the Adviser. As a result, the Board now requests that shareholders approve a new advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), which will be on the same terms as the previous investment advisory agreement between the Fund and the Adviser (the “Former Advisory Agreement”), except for the date of the agreement, its term and several immaterial clerical changes.

Sub-Advisory Agreement. Following Mr. Levine’s death, the Board determined, after careful consideration, that the interests of the Fund and its shareholders would be best served by the selection of a sub-adviser to assist the Adviser with the day-to-day management of the Fund’s portfolio, with the Adviser supervising the activities of the sub-adviser and continuing to provide general managerial services to the Fund. After careful consideration, including a series of meetings and a detailed review of information provided by the proposed investment sub-adviser, the Board recommends DCM Advisors, LLC (the “Sub-Adviser” or “DCM”) as the sub-adviser for the Fund according to the terms of the proposed sub-advisory agreement by and among the Fund, the Adviser and DCM (the “Sub-Advisory Agreement”). DCM’s engagement as sub-adviser has been approved by the Board, but remains subject to shareholder approval.

DCM is registered as an investment adviser with the U.S. Securities and Exchange Commission and is located in New York City. DCM currently serves as the investment adviser to two mutual funds. In addition, DCM, along with its employees and affiliates, has significant experience in managing investments for other clients, including individuals, corporations, non-taxable entities, and other entities. Additional information about DCM is described in the Proxy Statement.

In anticipation of the Board’s approval of DCM as Sub-Adviser, the Adviser engaged Dr. Vijay Chopra, who is a Senior Portfolio Manager at DCM, and appointed Dr. Chopra as Vice President of the Adviser. The Adviser also appointed Dr. Chopra as Portfolio Manager of the Fund, which the Board subsequently ratified. Since April 1, 2019, Dr. Chopra has been serving as Portfolio Manager of the Fund.

The Board now seeks shareholder approval of the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Adviser (and not the Fund) will pay the Sub-Adviser for its services, which fee will be equal to 75% of the fee payable to the Adviser under the Adviser’s investment advisory agreement with the Fund. The Fund will not experience an increase in fees as a result of the Sub-Advisory Agreement. If the Advisory Agreement and the Sub-Advisory Agreement are approved by the Fund’s shareholders, then the Sub-Advisory Agreement, which will have an initial term of 2 years and which may be extended by the Board on an annual basis thereafter, will be effective immediately upon the final adjournment of the Meeting. Dr. Chopra is expected to remain as Portfolio Manager of the Fund under the Sub-Advisory Agreement. The Proxy Statement contains additional information regarding the Advisory Agreement and the Sub-Advisory Agreement.

Q.  Does the Board of Directors recommend that shareholders vote to approve the Advisory Agreement and the Sub-Advisory Agreement?

A.  Yes, the Board of Directors unanimously recommends that the shareholders of the Fund vote to approve each of the Advisory Agreement and the Sub-Advisory Agreement. The various factors the Board of Directors considered in making these determinations are described in the Proxy Statement.

Q: When would the Advisory Agreement and the Sub-Advisory Agreement take effect?

A: If approved by the Fund’s shareholders, the Advisory Agreement and the Sub-Advisory Agreement would take effect immediately upon the final adjournment of the Meeting.

Q: Will the approval of the Advisory Agreement and/or the Sub-Advisory Agreement increase the fees payable by the Fund under the Former Advisory Agreement?

A: No. The advisory fee payable by the Fund to the Adviser under the Advisory Agreement will be equal to the advisory fee payable to the Adviser under the Former Advisory Agreement. In addition, the Adviser has contractually agreed to waive annually $60,000 of the advisory fee otherwise payable by the Fund, as it has historically done, for a period of two years. The Sub-Adviser will be paid 75% of the fee received by the Adviser under the Advisory Agreement and as such, approval of the Sub-Advisory Agreement will not increase the fees payable by the Fund.

Q: Will the approval of the Advisory Agreement and the Sub-Advisory Agreement change the current management of the Fund?

A: No changes in management are expected. Dr. Chopra has served as Portfolio Manager of the Fund since April 1, 2019. Upon the approval of the Advisory Agreement and Sub-Advisory Agreement, it is expected that Dr. Chopra will continue to serve as Portfolio Manager of the Fund.

Q. Why am I being asked to ratify the appointment of the Auditor?

A. As a matter of good corporate governance, the Fund is also asking shareholders to ratify the appointment by the Board of EisnerAmper LLP as the independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2021. EisnerAmper LLP has served as the Fund’s independent registered public accounting firm since 2010. The Board will determine what action to take with respect to appointing an independent registered public accounting firm for the Fund for future years.

Q: What is the required vote to approve the Proposals?

A: In order to conduct the Meeting, we must have a quorum present by proxy or in person. A quorum is a majority of the outstanding shares entitled to vote. With respect to the election of the Nominees and the ratification of the Auditor, an affirmative vote of more than half of the total votes cast is required. To approve each of the Advisory Agreement and the Sub-Advisory Agreement, the vote of a majority of the outstanding shares of the Fund is required. The vote of a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Q: Who is eligible to vote?

A: Shareholders of record of the Fund at the close of business on [Record Date], 2020 are entitled to attend and to vote at the Meeting. Each shareholder is entitled to one vote for each share (and a proportionate fractional vote for each fractional share) held by such shareholder on the Record Date.

Q: How do I vote?

A: You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2.	Call the toll-free telephone number found on the enclosed proxy card;

3.	Go to the website found on the enclosed proxy card and enter the control number that appears on the proxy card; or

4.	Attend the Meeting and vote in person.

Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which you are entitled to vote but for which no vote is specified in your proxy card, will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

In light of the coronavirus (COVID-19) pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on [______], 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than 11:59 p.m., Eastern time, on [_______], 2020, to ensure there is a quorum for the Meeting. You may be contacted by officers of the Fund or the Adviser, or by AST Fund Solutions, LLC, the Fund’s proxy solicitor, who will assist you in voting your shares. If the Fund has not received sufficient votes to have a quorum at the Meeting or has not received enough votes to elect the Directors, to approve the Advisory Agreement and Sub-Advisory Agreement, and to ratify the Auditor, then (with approval of a majority of the shareholders in attendance) the Meeting may be adjourned to a later date so the Fund can continue to seek more votes.

Q: What happens if the Proposals are not approved?

A: Approval by the shareholders of a properly constituted Board is a contingent matter. If shareholders do not vote to approve the necessary number of Nominees for the Board to be properly constituted under the Investment Company Act (i.e., generally, at least two thirds of the Board of Directors must be elected by the Fund’s shareholders and no more than 60% of the Board of Directors may be comprised of interested persons of the Fund), the Fund is not authorized to move forward with seeking approval of the other Proposals (regardless of the outcome of the vote on those other matters). If the Proposal with respect to the election of Directors is not approved, then the Directors will take such action as they deem to be in the best interests of the Fund, which may include seeking to engage alternative directors and seeking shareholder approval again.

If the Proposal is not approved with respect to the Fund’s Advisory Agreement, then the Advisory Agreement will not take effect. If the Advisory Agreement is not approved, then the Board will take such action as it deems to be in the best interests of the Fund, which may include seeking to engage an alternative investment adviser and seeking shareholder approval again, or, as a last resort, closing and liquidating the Fund. The effectiveness of the Sub-Advisory Agreement is contingent upon approval of the Advisory Agreement. If the Advisory Agreement is not approved, the Sub-Advisory Agreement will not take effect.

If the Proposal is not approved with respect to the Sub-Advisory Agreement, then the Sub-Advisory Agreement will not take effect. If the Sub-Advisory Agreement is not approved, then the Board will take such action as it deems to be in the best interests of the Fund, which may include seeking to engage alternative sub-advisers and seeking shareholder approval again, or, as a last resort, closing and liquidating the Fund.

Neither the Fund’s Articles of Organization nor its Bylaws require that the shareholders ratify the appointment of the Fund’s independent registered public accounting firm. If the shareholders do not ratify the appointment, the Board will reconsider whether or not to appoint EisnerAmper LLP, but may nonetheless appoint such firm. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interest of the Fund and its shareholders.

Q: Who will pay for the proxy solicitation?

A: The Adviser and Sub-Adviser have agreed to assume the costs, fees and expenses incurred by the Fund in connection with the Meeting and proxy statement, including legal and accounting fees and costs associated with the solicitation of proxies with respect to the Proposals (including the fees of AST Fund Solutions, LLC, as proxy solicitor). The Fund will not bear any of these costs.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call AST Fund Solutions, LLC, the Fund’s proxy solicitor, toll free at [proxy solicitor phone #].

COPLEY FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [MEETING DATE], 2020

 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of the Copley Fund, Inc., a Nevada corporation (the “Fund”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Fund, or at any adjournment thereof. The Meeting will be to be held at [____] _.m., Eastern time, on [Meeting date], 2020 at the offices of Gallet Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022-6601. The principal mailing address of the Fund is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. This Proxy Statement and form of proxy were first mailed to shareholders on or about [__________], 2020.

The Meeting is being held to consider and vote on the following proposals (the “Proposals” and each a “Proposal”):

1.	To elect four director nominees (the “Nominees”) to serve on the Board of Directors
2.	To approve a proposed new advisory agreement (the “Advisory Agreement”) to be entered into by and between the Fund and Copley Financial Services Corp. (the “Adviser” or “CFSC”)
3.	To approve a proposed new sub-advisory agreement (the “Sub-Advisory Agreement”) to be entered into by and among the Fund, the Adviser and DCM Advisors, LLC (the “Sub-Adviser” or “DCM”)
4.	To ratify the appointment of the independent registered public accounting firm (the “Auditor”) for the Fund
5.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Shareholders of record of the Fund as of the close of business on [Record Date], 2020, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Meeting.

The Fund has retained AST Fund Solutions, LLC, to solicit proxies for the Meeting. AST Fund Solutions, LLC, is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees, fiduciaries and shareholders, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $[_________], and will be paid by the Sub-Adviser and/or the Adviser.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund or the Adviser without cost to the Fund, or by AST Fund Solutions, LLC. Such solicitation may be by telephone, facsimile or otherwise.

In light of the coronavirus (COVID-19) pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on [________], 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission (“SEC”) as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

Important Disclosure. As is typical, the staff (the “Staff”) of the SEC reviewed and commented on a preliminary version of this Proxy Statement. Following their review, the Staff requested that the Fund describe certain issues that the Staff identified with regard to the Fund’s compliance with aspects of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Below is a summary of those matters and the steps that the Fund is taking to address them.

Under Section 15(a) of the Investment Company Act, an investment advisory agreement with a registered investment company automatically terminates upon an “assignment”, which includes any transfer of a controlling block of the investment adviser’s outstanding voting securities. When the sole owner of CFSC, Mr. Irving Levine, passed away in May 2018, his ownership of CFSC transferred to his estate. This transfer resulted in a “change of control” of CFSC and, therefore, an “assignment” (as defined in Investment Company Act) of CFSC’s investment advisory agreement with the Fund (the “Assignment”), which resulted in the investment advisory agreement’s termination. Therefore, CFSC has been acting without a valid investment advisory agreement since the time of the Assignment. To remedy this, the Board is now seeking shareholder approval of a new investment advisory agreement with the Fund. In addition, CFSC has reimbursed the Fund $966,896, which represents 100% of the total management fees received by CFSC from the Fund since the Assignment.

The Staff also identified certain matters related to the constitution of the Fund’s Board of Directors (each member of the Board individually a “Director” and collectively, the “Directors”).

Section 10(a) of the Investment Company Act requires that no more than 60% of the board of directors of a registered investment company be comprised of “interested persons.” The definition of interested persons under the Investment Company Act includes officers of the investment company. Mr. Roy G. Hale, who had previously been identified as an Independent Director of the Fund (i.e., a director that is not an “interested person” of the Fund as defined in the Investment Company Act), was elected as President and Treasurer following Mr. Levine’s death in May 2018, becoming an “interested person” of the Fund at that time as a result of his officer position with the Fund. This resulted in the Board having two Directors being considered “ interested persons” and one Director being considered an Independent Director. As a result, the Staff’s position is that since that time the Fund has been in violation of Section 10(a) of the Investment Company Act.2 The Fund believes that it was entitled to rely on Section 10(d) of the Investment Company Act, which allows for a board of directors to be properly constituted with only one independent director if certain conditions are met (all of which the Fund believes that it satisfied until the death of the Board’s sole Independent Director, Mr. Gary S. Gaines, in July 2020). Assuming compliance with Section 10(a), however, the Board was nevertheless not properly constituted because Section 16(a) of the Investment Company Act requires that at least two thirds of an investment company’s directors be elected by its shareholders. Each of the current members of the Fund’s Board of Directors was appointed by the then-current Board of Directors; none of the members of the current Board of Directors (or Mr. Gaines) has been elected previously by shareholders.

[2]	The Staff also noted that under Section 15(f) of the Investment Company Act, in the event CFSC or affiliate is compensated for the sale of securities or interests in CFSC which results in an assignment of CFSC’s advisory agreement with the Fund, there are certain additional requirements for the Board’s composition. While no such transaction is currently contemplated by CFSC, if all Nominees are elected, the Board would be properly constituted for reliance on Section 15(f), including with respect to the requirement that persons who are not interested persons of the investment adviser comprise at least 75% of the board of directors, as three nominees (Mr. Bauman, Mr. Spungen, and Mr. Hale) are not interested persons of the Adviser and one nominee (Mr. Faust) is an interested person of the Adviser.

To address the issues with the Board’s constitution, in this Proxy Statement the Board is seeking shareholder election of each existing Director and of two new Independent Directors, Mr. Joseph P. Bauman and Mr. David M. Spungen, as discussed below. If all Nominees are elected, the Board would then be comprised of two Independent Directors (Mr. Bauman and Mr. Spungen) and two Directors that are interested persons of the Fund (Mr. David I. Faust and Mr. Hale), all of whom will have been elected by shareholders, thus satisfying the requirements of Section 10(a) and Section 16(a).

To address these matters related to the Board’s composition, the Fund will adopt policies to help ensure that the Board of Directors is properly constituted moving forward (i.e., the requirements of Section 10(a) and Section 16(a)). In this Proxy Statement, the Board is asking shareholders to elect all existing Directors. The Board has also expanded its size to four members and is seeking election of two new Independent Directors, Mr. Joseph P. Bauman and Mr. David M. Spungen. If all Nominees are elected, 100% of the Board will have been elected by shareholders and 50% of the Directors will be Independent Directors. The Board has also revised the Fund’s Bylaws to require a shareholders’ vote on all matters required under the Investment Company Act, including the election of the Board of Directors by the Fund’s shareholders in a manner consistent with Section 16(a).

The Board is making the election of a properly constituted Board of Directors a contingent matter for the remaining Proposals in this Proxy Statement, such that if the Fund’s shareholders do not vote to approve the necessary number of nominees for the Board of Directors to be properly constituted, the Fund will not move forward with any other matters presented in this Proxy Statement (regardless of the outcome of the vote on those other matters) since the Board currently is not properly constituted. The Fund has also committed to the following: (a) for a period of three years from the date of the Assignment, persons who are not interested persons of the Fund’s investment adviser or previous investment adviser will comprise at least 75% of the Fund’s Board of Directors and (b) for a period of two years from the date of the Assignment, there will not be imposed an unfair burden on the Fund as a result of the Assignment. If all Nominees are elected, 75% will be persons who are not interested persons of CFSC.

PROPOSAL 1:	TO ELECT FOUR DIRECTOR NOMINEES TO SERVE ON THE BOARD OF DIRECTORS

Background. The Board of Directors is currently comprised of the following two Directors: Mr. Roy G. Hale and Mr. David I. Faust. Neither of the current Directors was previously elected by the Fund’s shareholders. Mr. Hale is an interested Director due to his position as an officer of the Fund. Mr. Hale has served as a Director since he was appointed by the Fund’s then-current Board of Directors in 2011 and serves as the President and Treasurer of the Fund. Prior to his appointment as President and Treasurer of the Fund in May 2018, Mr. Hale served as an Independent Director. Mr. Hale also previously served as the auditor of the Fund from 1991 through 2008. Mr. Faust was appointed by the Fund’s then-current Board of Directors to serve as a Director in 2018 and he also serves as Secretary and Chief Compliance Officer of the Fund. Mr. Faust is a partner at the law firm Gallet Dreyer & Berkey, LLP and in this role serves as counsel to the Fund and the Adviser. Mr. Faust is also the controlling person of the Adviser as a result of his role as personal representative of the estate of Mr. Irving Levine, the sole owner of the Adviser. Mr. Faust is an interested Director due to his relationship with the Adviser.

The Directors have determined, in consultation with the Adviser, that the Fund would benefit from their continued service on the Board.

Mr. Gary S. Gaines was previously a member of the Board until he passed away in July 2020. Mr. Gaines was an Independent Director and served as the Lead Independent Director until his passing.

The Board determined to increase the number of Directors on the Board from three to four and approved, in November 2019, the nomination of Mr. Joseph P. Bauman to serve as a new Director and, in July 2020, the nomination of Mr. David M. Spungen to serve as a new Director, subject to approval by the Fund’s shareholders. Shareholders of the Fund are consequently now being asked to vote on a proposal to elect all four Nominees—Mr. Hale, Mr. Faust, Mr. Bauman and Mr. Spungen—to serve on the Board. Upon their election as Directors by the Fund’s shareholders, Mr. Bauman and Mr. Spungen would serve as new Independent Directors and Mr. Faust and Mr. Hale will continue as interested Directors.

The Directors of the Company are responsible for nominating, selecting and appointing directors to stand for election at appropriate meetings of the shareholders of the Company. The Board considered nomination of Directors at two meetings during the last fiscal year. Among the factors that the Directors generally consider are the candidate’s general understanding of the mutual fund industry and/or financial services industry; educational background; business and professional experience; interpersonal skills and ability to contribute to the ongoing functions of the Board; and any specific financial, technical or other expertise possessed by the candidate. While the Directors have not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Directors generally consider the manner in which each candidate’s experience, viewpoints and backgrounds are complementary to the existing Directors’ attributes. Due to the Board’s historical small size and low rate of turnover, the Board has not established a nominating committee, does not conduct its nominating functions pursuant to a formal charter, and does not have a formal policy regarding consideration of candidates recommended by shareholders. The Board recommended each of the Nominees.

On April 12, 2019, the Board met to review pertinent information on the respective nominations of Mr. Hale and Mr. Faust as Directors and nominated and selected them for election as Directors. On November 7, 2019, the Board met to review pertinent information on the nomination of Mr. Bauman and nominated and selected him for election as an Independent Director. On July 1, 2020, the Board met to review pertinent information on the nomination of Mr. Spungen and nominated and selected him for election as an Independent Director. The Board unanimously recommends that the shareholders vote in favor of the election of each of the Nominees—Mr. Hale, Mr. Faust, Mr. Bauman and Mr. Spungen.

Federal securities laws generally require that two-thirds of the members of a registered investment company’s board of directors be elected by shareholders and that no more 60% of such board of directors may be comprised of “interested persons.” To ensure compliance with federal securities law requirements, shareholders are being asked at this Meeting to elect the Nominees. The term of office of each Nominee will be three (3) years, or until the next annual meeting of the Board, whichever occurs first, or until such Director retires, or until he/she dies, resigns, or is removed, whichever is sooner. Each Nominee has indicated a willingness to continue to serve as a Director if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

Background and other information regarding the Directors, the Nominees and the Fund’s officers is set forth below.

The Board of Directors Generally

Section 3.2 of the Fund’s Amended and Restated Bylaws, as amended (“Bylaws”), authorizes the Directors to determine the number of Directors on the Board, and to increase or decrease the number of Directors to a number other than the number previously determined. The Bylaws state that the Board will consist of at least one (1) individual and not more than thirteen (13) individuals. As noted above, the Board currently consists of two Directors, but the Board has recently approved the expansion of the Board to four Directors.

The Board oversees the management of the Fund and meets quarterly, or more frequently if necessary, to review reports about the Fund’s operations. The Board provides broad supervision over the affairs of the Fund and appoints the officers of the Fund to actively supervise the Fund’s day-to-day operations. Subject to the Investment Company Act and applicable Nevada law, the Board may fill vacancies in the Board and may increase or reduce the number of Board members as it deems appropriate. The Board may also appoint from their own number and establish (and terminate) committees, which may exercise the powers and authority of the Board to the extent that the Board determines. The Board may, in general, delegate such authority as it considers desirable to any committee, except those which by law or by the Bylaws may not be delegated. Except as the Board may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by Board or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Bylaws for the Board itself.

Under the Bylaws, each Director serves as a Director for a term of three (3) years or until the next annual meeting of the Board, whichever occurs first, or until such Director retires, or until he/she dies, resigns, or is removed, whichever is sooner. The Board may elect successor Directors and may appoint Directors to fill vacancies, subject to the shareholder election requirements of the Investment Company Act (i.e., immediately after filling a vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the Fund’s shareholders at an annual or special meeting). Such appointment or election shall be effective upon the acceptance of the person named therein to serve as a Director.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the Investment Company Act, Directors and officers of the Fund and certain of their affiliates are entitled to indemnification for certain matters related to their roles with the Fund, provided that such person either is not liable pursuant to Nevada Revised Statutes 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Fund and, with regards to criminal conduct, had no reasonable cause to believe that his or her conduct was unlawful.

Information Regarding the Nominees and Officers of the Fund.

The Board has considered each Nominee’s experience, qualifications, attributes and skills in light of the Board’s function and the Fund’s business and structure, and has determined that each Nominee possesses experience, qualifications, attributes and skills that will enable the Nominee to be, or continue to be, an effective member of the Board. Set forth in the table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee. The Board has determined that each of the Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the Nominees to effectively participate in and contribute to the Board’s functions and oversight of the Fund. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Mr. Joseph P. Bauman

Mr. Bauman is a Nominee to be a new Independent Director of the Fund. He received a B.A. from Rutgers University and a M.P.A. from the Wharton School of the University of Pennsylvania. Currently Mr. Bauman is an Affiliate of Rutter Associates LLC, a financial risk management consulting firm, where he works as an expert in the company’s expert witness and consulting practice. Mr. Bauman has extensive experience in the investment industry, including serving as Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC and as Chairman and Board member of the International Swaps and Derivatives Association.

Mr. David M. Spungen

Mr. Spungen is a Nominee to be a new Independent Director of the Fund. He received a B.A. from the University of Pennsylvania. Currently Mr. Spungen is a Partner and Wealth Advisor of Hillview Capital Advisors, a division of RegentAtlantic, a registered investment adviser. Previously, he served as the CEO of Hillview Capital Advisors. Prior to that, he was the founder of the Capital Management Division of CMS Companies in 1989, where he also served as a principal from 1995 to 1999.

Mr. Roy G. Hale

Mr. Hale has been a Director for the Fund since 2011. He is retired. He was previously the mayor of La Plata, Maryland and the principal of Roy G. Hale, CPA, a sole proprietorship which served as the auditor of the Fund from 1991 through 2008. He received a B.S. degree from University of Maryland in 1977. Mr. Hale previously served as a Director of the Bank of Southern Maryland from 1999 to 2013. Mr. Hale was a Certified Public Accountant from 1979-2015; his CPA license is currently inactive.

Mr. David I. Faust

Mr. Faust has been a Director for both the Fund and the Adviser since 2018. Mr. Faust also serves as the Chief Compliance Officer and Secretary of the Fund. Outside of his service to the Fund, Mr. Faust has been a partner with the law firm Gallet Dreyer & Berkey, LLP since 2016, and prior to that, Mr. Faust was a partner with the law firm Faust Oppenheim LLP. In his role as a partner at Gallet Dreyer & Berkey, LLP, Mr. Faust serves as counsel to the Fund and the Adviser. Gallet Dreyer & Berkey, LLP is paid a fixed monthly fee by the Fund for its services and the Adviser pays fees at customarily hourly rates. Mr. Faust is also the controlling person of the Adviser as a result of his role as personal representative of the estate of Mr. Irving Levine, the sole owner of the Adviser.

Following is a list of the Nominees/Directors, as well as the officers of the Fund. The business address of each Director, Nominee and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTOR NOMINEES
Joseph P. Bauman (70) Independent Director Nominee	N/A	Affiliate of Rutter Associates (financial risk management consulting firm) 2013- present; Executive Vice President and Chief Administrative Officer of Athilon Structured Investment Advisors LLC 2006-2016.	N/A	None
David M. Spungen (59) Independent Director Nominee	N/A	Partner and Wealth Advisor of Hillview Capital Advisors, a division of RegentAtlantic Capital, LLC, d/b/a RegentAtlantic.	N/A	None
INTERESTED DIRECTOR NOMINEES
David I. Faust* (79) Director, Chief Compliance Officer and Secretary	3 Year Terms, Director Since 2018, Secretary since 2016, CCO since 2010	Partner – Gallet Dreyer & Berkey, LLP, a law firm, since October 2016; prior thereto, a partner at Faust Oppenheim LLP.	One	None
Roy G. Hale** (81) Director, President and Treasurer	3 Year Terms, Since 2011	Retired; Mayor of La Plata, MD from 2009 to 2017; CPA with Roy G. Hale, CPA from 1979 to 2015.	One	None
OFFICERS WHO ARE NOT DIRECTORS
Adam Berkey (30) Assistant Secretary	3 Year Term, Since 2019	Attorney at Gallet Dreyer & Berkey, LLP.	N/A	N/A

*	Mr. Faust is an interested Director as a result of his relationships with the Adviser and the Fund.
**	Mr. Hale is an interested Director as a result of his position as an officer of the Fund.

Compensation

The fees for Independent Directors, $6,000 per year and $250 for each Board and informal audit committee meeting attended in person or by telephone, are paid by the Fund. The Directors also are reimbursed for expenses related to meetings. No interested Director or officer receives direct compensation from the Fund. In his role as a partner at Gallet Dreyer & Berkey, LLP, Mr. Faust serves as counsel to the Fund and the Adviser. Gallet Dreyer & Berkey, LLP is paid a fixed monthly fee by the Fund for its services and the Adviser pays fees at customarily hourly rates. During the Fund’s fiscal year ended February 29, 2020 the Fund paid Gallet Dreyer & Berkey, LLP, the law firm at which Mr. Faust, the control person of the Adviser, is a partner, fees in the aggregate amount of approximately $138,553 for legal services.

For the fiscal year ended February 29, 2020, the Directors received the following compensation from the Fund:

Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund & Fund Complex
Interested Directors
David I. Faust	$0	$0	$0	$0
Roy G. Hale*	$0*	$0	$0	$0*

*	Mr. Hale qualified as an Independent Director until his election as President and Treasurer of the Fund in May 2018. While the Fund paid Mr. Hale a fee of $11,000 during the fiscal year ended February 29, 2020, this fee has since been repaid to the Fund by Mr. Hale.

Information Concerning Fund Committees

Due to the small size of the Board of Directors, the Board has not established any formal, standing committees. However, the Independent Directors will meet two times during the fiscal year to function as an informal audit committee. As such, they review the audits of the Fund and recommend a firm to serve as independent registered public accounting firm of the Fund. The Independent Directors also will meet two times during the fiscal year to function as an informal valuation committee.

Board Leadership Structure

The Board does not currently have a Lead Independent Director, but the Board intends to appoint a new Lead Independent Director following the election of new Independent Directors to the Board.3 The Lead Independent Director, among other things, will chair executive sessions of the Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Fund’s other Independent Directors (if any) and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Director, is appropriate given the size and complexity of the Fund, the number of Directors overseeing the Fund and the Board’s oversight responsibilities.

[3]	The Board previously appointed Gary S. Gaines to serve as Lead Independent Director. As noted above, Mr. Gaines passed away in July 2020.

The Board generally holds four meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The Independent Directors also will meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board, including the Independent Directors, has access to legal counsel for the Fund for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board acts as an informal audit committee and valuation committee in performing its oversight responsibilities.

Qualifications of Directors and Nominees

Among the attributes or skills common to all Directors and Nominees are their ability to critically review, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Fund management, the Fund’s investment adviser, other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s and Nominee’s ability to perform his duties effectively has been attained through the individual’s business, consulting, public service, professional and/or academic positions, through experience from service as a board member of other registered investment companies, public companies, and/or non-profit entities or other organizations, and, for the existing Directors, through experience from service as a board member of the Fund. Each Nominee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Director or Nominee should serve as a Director of the Fund are as set forth in the tables above.

The Board has determined that each Director’s and each Nominee’s careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors and Nominees to effectively participate and contribute to the Board’s functions in the oversight of the Fund.

Information Regarding Directors’ Attendance at Board Meetings

During the calendar year ended December 31, 2019, the Board held one regularly scheduled meeting and three special meetings. Each of the Directors attended all of the Board Meetings.

Nominee and Director Ownership of Fund Shares

The following table shows each Nominee’s beneficial ownership of shares of the Fund, stated as one of the following ranges: $0; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. Information is provided as of July 25, 2020:

Dollar Range of Equity Securities in the Fund
Interested Director Nominees
David I. Faust	Over $100,000.00
Roy G. Hale	0
Independent Director Nominees
Joseph P. Bauman	0
David M. Spungen	0

Independent Directors Nominees’ Ownership of Interests in, or other Business Relationships with, the Fund’s Adviser, Sub-Adviser or Principal Underwriter

As of July 25, 2020, no Independent Director Nominee, nor any of his immediate family members, had any ownership position in the Adviser, the Sub-Adviser, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Sub-Adviser.

No Independent Director Nominee purchased or sold securities of the Adviser, Sub-Adviser or either of their affiliates since the beginning of the Fund’s most recently completed fiscal year.

Shareholder Approval

The election of a Nominee requires the affirmative vote of the holders of a majority of shares represented by attendance or by proxy and entitled to vote on that matter.

Approval by the shareholders of a properly constituted Board is a contingent matter. If shareholders do not vote to approve the necessary number of Nominees for the Board to be properly constituted under the Investment Company Act, the Fund is not authorized to move forward with seeking approval of the other Proposals (regardless of the outcome of the vote on those other matters).

The Board of Directors unanimously recommends that shareholders of the Fund vote FOR each Nominee.

PROPOSAL 2:	TO APPROVE A PROPOSED NEW Advisory AGREEMENT, TO BE ENTERED INTO by and between the Fund and THE ADVISER.

PROPOSAL 3:	TO APPROVE A PROPOSED NEW SUB-Advisory AGREEMENT, TO BE ENTERED INTO by and AMONG THE FUND, THE ADVISER and THE SUB-ADVISER.

Background. As you may know, Mr. Irving Levine, the Fund’s portfolio manager of over 40 years and the principal of Copley Financial Services Corp, the Fund’s investment adviser (the “Adviser” or “CFSC”), passed away in May of 2018.

The Adviser has continued to manage the Fund in the same manner as it was operated prior to Mr. Levine’s death and engaged appropriate personnel, including certain past sub-advisers, to do so. As was explained to shareholders in the letter included with the mailing of the Fund’s 2018 Annual Report, following Mr. Levine’s death the Adviser continued to manage the Fund as it had been managed prior to Mr. Levine’s death, with the day to day portfolio management in the hands of Peter Gottlieb, a registered investment advisor and principal of North Star Investment Management (“North Star”). Mr. Gottlieb was fully familiar with the Fund’s investment policies, strategies and its portfolio, having functioned as a sub-adviser to the Fund and coordinated with Mr. Levine for many years on a regular basis. On May 17, 2018, at a meeting of the board of directors of CFSC, Mr. Faust, as Irving Levine’s nominated Personal Representative and, therefore sole shareholder of the Adviser, reconfirmed the CFSC board of directors. Thus, the continuity of the management of the Adviser remained unchanged. At the same meeting, Mr. Gottlieb was unanimously elected Vice President of the Adviser and the Fund’s investment advisory agreement with the Adviser was unanimously reaffirmed. Also on May 17, 2018, the Fund’s Board of Directors met and unanimously reaffirmed the Fund’s investment advisory agreement with CFSC. The Board also had discussions concerning transitioning the advisory relationship to North Star. Mr. Gottlieb was unanimously approved as portfolio manager of the Fund.

At the same time, CFSC, in full coordination and consultation with the Fund’s and CFSC’s respective Boards, began discussions with Mr. Gottlieb with a view to selling the Adviser to North Star. Those discussions had progressed to the point of having contracts virtually ready for signature when, in March 2019, an insurmountable impasse developed and negotiations ended. Knowing that this would likely result in Mr. Gottlieb’s resignation as Vice President of the Adviser and as portfolio manager of the Fund, the Boards of both the Fund and CFSC immediately began to consider alternatives for a sub-adviser and portfolio manager. This was done as a matter of urgency.

The Board determined, after careful consideration, that the interests of the Fund and its shareholders would be best served by the selection of a sub-adviser to assist the Adviser with the day-to-day management of the Fund’s portfolio, with the Adviser supervising the activities of the sub-adviser and continuing to provide general managerial services to the Fund. The Board performed a search for a suitable sub-adviser. Various fund managers were considered, with the focus on those that managed funds with similar objectives to the Fund. The search then narrowed to asset managers with some prior relation to the Fund. A representative of the Board conducted interviews with various candidates, including DCM Advisors, LLC (the “Sub-Adviser” or “DCM”). DCM ultimately emerged as the most suitable candidate.

In anticipation of the Board’s approval of DCM as Sub-Adviser, the Adviser engaged Dr. Vijay Chopra, who is a Senior Portfolio Manager at DCM, and appointed Dr. Chopra as Vice President of the Adviser. The Adviser also appointed Dr. Chopra as Portfolio Manager of the Fund, which the Board subsequently ratified. Since April 1, 2019, Dr. Chopra has been serving as Portfolio Manager of the Fund, subject to the oversight of CFSC’s board of directors and the Board of the Fund. Mr. Gottlieb resigned as the Fund’s portfolio manager and as CFSC’s Vice President effective April 1, 2019.

After careful consideration, including a series of meetings and a detailed review of information provided by the proposed investment sub-adviser, the Board recommended DCM as the sub-adviser for the Fund according to the terms of the proposed sub-advisory agreement by and among the Fund, the Adviser and DCM (the “Sub-Advisory Agreement”). DCM’s engagement as sub-adviser has been approved by the Board, but remains subject to shareholder approval.

DCM is registered as an investment adviser with the SEC and is located in New York City. DCM currently serves as the investment adviser to two mutual funds. In addition, DCM, along with its employees and affiliates, has significant experience in managing investments for other clients, including individuals, corporate entities, and non-taxable entities.

The Board now seeks shareholder approval of the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Adviser (and not the Fund) will pay the Sub-Adviser for its services, which fee will be equal to 75% of the fee payable to the Adviser under the Advisory Agreement (as described below). The Fund will not experience an increase in fees as a result of the Sub-Advisory Agreement. If the Advisory Agreement and the Sub-Advisory Agreement are approved by the Fund’s shareholders, then the Sub-Advisory Agreement, which will have an initial term of 2 years and which may be extended by the Board on an annual basis thereafter, will be effective immediately upon the final adjournment of the Meeting. Dr. Chopra is expected to remain as Portfolio Manager of the Fund under the Sub-Advisory Agreement in his capacity as an employee of the Sub-Advisor, subject to the continued oversight of CFSC’s board of directors and the Fund’s Board.

The Board also seeks shareholder approval of a new investment advisory agreement between the Fund and the Adviser. Under the Investment Company Act, an investment advisory agreement automatically terminates upon an “assignment”, which includes any transfer of a controlling block of the investment adviser’s outstanding voting securities. The death of Mr. Levine, the sole owner of the Adviser, and the resulting transfer of his ownership interest in the Adviser to his estate resulted in an “assignment” under applicable law. As a result, the Board now requests that shareholders approve a new advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), which will be on the same terms as the previous investment advisory agreement between the Fund and the Adviser (the “Former Advisory Agreement”), except for the date of the agreement, its term, and several immaterial clerical changes.

The Former Advisory Agreement. The Former Advisory Agreement, dated September 1, 1978, was approved by the initial shareholder of the Fund on September 1, 1978. The Former Advisory Agreement was last considered by the Board, including Mr. Gaines, the former member of the Board and Independent Director, at an in-person meeting held on April 12, 2019. The Board voted in favor of approving the continuation of the Former Agreement at the April 12, 2019 meeting; however, because the Former Agreement had terminated by assignment there was no agreement that could be continued. Furthermore, the Board was not properly constituted at the time, and because the Board was not properly constituted, it could not officially approve an advisory agreement under the 1940 Act.

Pursuant to the Former Advisory Agreement, the Adviser provided the following services to the Fund, among others: investment research and advice; management and supervision of the Fund’s portfolio of investments; supervision of the Fund’s service providers and certain administrative services.

Under the Former Advisory Agreement, the Adviser received from the Fund an advisory fee based upon a percentage of the Fund’s daily net assets computed without regard to the assets of the operating business4 (the assets upon which the fee is computed being hereinafter referred to as the “net securities assets”) and that was calculated daily and paid monthly as follows: (1) 1.00% of the first $25,000,000 of average daily net securities assets; (2) 0.75% of the next $15,000,000 of average daily net securities assets; and (3) 0.50% of the average daily net securities assets in excess of $40,000,000. The Adviser historically reduced the amount of the advisory fee to be paid to the Adviser by the Fund annually by $60,000 on a voluntary basis.

The Advisory Agreement. At the April 12, 2019 meeting of the Board of Directors, the Board, including Mr. Gaines as Independent Director, after careful consideration, voted in favor of approving the Advisory Agreement, subject to the approval of the Fund’s shareholders. However, as discussed above, this approval was not effective because the Board was not properly constituted. Further, under the Investment Company Act, the Advisory Agreement requires shareholder approval in order to become effective. The terms and conditions of the Advisory Agreement are substantially identical to those of the Former Advisory Agreement.

Investment Management Services. The Adviser has agreed under the Advisory Agreement to provide the same services to the Fund as those provided under the Former Advisory Agreement, including: investment research and advice; management and supervision of the Fund’s portfolio of investments; supervision of the Fund’s service providers and certain administrative services. The Adviser expects to delegate responsibility for providing certain of these services to the Sub-Adviser once the Sub-Advisory Agreement is approved by shareholders of the Fund.

Advisory fees. Under the Advisory Agreement, the Adviser will receive an advisory fee from the Fund, computed and accrued daily and paid monthly, which is equal to the advisory fee the Adviser is receiving under the Former Advisory Agreement. The Adviser has contractually agreed to waive annually $60,000 of the advisory fee otherwise payable by the Fund for a two year period.

Term of the Advisory Agreement. If the Advisory Agreement is approved by shareholders of the Fund, it will become effective with respect to the Fund immediately upon the final adjournment of the Meeting. The Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Directors, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, continuance of the Advisory Agreement must also be approved by a majority of the Independent Directors by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The Advisory Agreement may be terminated at any time, without the payment of any penalty: (a) by the Board of Directors, (b) the vote of a majority of the shareholders; (c) upon sixty days’ written notice to the Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Other Information. For the Fund’s fiscal year ended February 29, 2020, the Adviser charged fees in the amount of $670,626 before a fee waiver of $60,000. However, as discussed above under “Important Disclosure”, the Adviser has reimbursed the Fund in the amount of $966,896, which represents 100% of the total management fees received by CFSC from the Fund since Mr. Levine’s death (including 100% of the total management fees received by CFSC during the fiscal year ended February 29, 2020). During the Fund’s fiscal year ended February 29, 2020, the Fund paid Gallet Dreyer & Berkey, LLP, the law firm at which Mr. Faust, the control person of the Adviser, is a partner, fees in the aggregate amount of approximately $138,553 for legal services. It is expected that Gallet Dreyer & Berkey, LLP will continue to provide these services if the Advisory Agreement is approved.

[4]	The Fund disposed of its operating company in ___________.

The Sub-Advisory Agreement. At the April 12, 2019 meeting of the Board of Directors, the Board, including Mr. Gaines as Independent Director, after careful consideration, approved the Sub-Advisory Agreement, subject to the approval of the Fund’s shareholders. Under the Investment Company Act, the Sub-Advisory Agreement requires shareholder approval in order to become effective. A description of certain of the terms and conditions of the Sub-Advisory Agreement is below.

Services. Pursuant to the Sub-Advisory Agreement, DCM has agreed to provide the following services to the Fund: (a) manage the investment program for the Fund and determine what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held un-invested as cash, subject to the supervision and oversight of the Board; (b) assist the Fund and the Adviser in determining or confirming, consistent with the policies and procedures stated in the Prospectus and SAI or adopted by the Board, the value (including determinations of fair value under the Investment Company Act) of any securities or other instruments held in the Fund; (c) direct the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and make any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund, subject to the supervision and oversight of the Board; (d) review and comment upon selected portions relating to the Sub-Adviser and/or the strategy in the Prospectus and SAI, and update any information provided in response to a request under this subsection that, to the Sub-Adviser’s knowledge, requires such updating for accuracy from time to time; and (e) participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund.

Fee. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a fee from the Adviser (not the Fund) which is equal to a 75% of the advisory fee received by the Adviser under the Advisory Agreement, provided, however, that the Adviser may reduce the advisory fee before calculating the sub-adviser’s fee by deducting certain expenses historically incurred by the Adviser that include the following: administration, account-based and asset-based fees or sub-transfer agency fees, directors fees, legal fees, accounting fees and similar fees, to the extent consistent with past practice, subject to an annual cap of $30,000.

Term of the Sub-Advisory Agreement. If the Sub-Advisory Agreement is approved by shareholders of the Fund (and the Advisory Agreement is also approved by Shareholders), the Sub-Advisory Agreement will become effective with respect to the Fund immediately upon the final adjournment of the Meeting. The Sub-Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Directors, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, continuance of the Sub-Advisory Agreement must also be approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The Sub-Advisory Agreement may be terminated at any time by the Adviser, the Board or the Sub-Adviser on at least sixty (60) days’ prior written notice. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Sub-Advisory Agreement, unless the other party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The proposed Advisory Agreement is attached hereto as Exhibit A and the proposed Sub-Advisory Agreement is attached hereto as Exhibit B. The descriptions in this Proxy Statement of the proposed Advisory Agreement and the proposed Sub-Advisory Agreement are summaries only. For the entire terms of these agreements, please refer to Exhibit A and Exhibit B. To the extent the summary descriptions in the Proxy Statement are different from the terms of the agreements found in Exhibit A and Exhibit B, the agreements themselves will control.

Evaluation of the Advisory Agreement and Sub-Advisory Agreement by the Board of Directors

The Investment Company Act requires that the Board of Directors, including the Independent Directors, review the Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of the Fund approve them.

On April 12, 2019, the Board, including Mr. Gaines as Independent Director, approved the Advisory Agreement with CFSC. The Board’s decision regarding the Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the Advisory Agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC;
•	the investment performance of the Fund;
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund, including the value of the investment fee waivers;
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale;
•	the expense ratio of the Fund;
•	performance and expenses of comparable funds;
•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund; and
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Advisory Agreement to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In addition, the Board concluded that CFSC was providing unique and specialized supervision of the Fund’s operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Board compared the performance of the Fund to benchmark indices over various periods of time.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund, the S&P 500 and the Dow Jones Wilshire 5000. The S&P 500 is a broad-based market index comprised of the common stock of 500 of the largest companies traded on the U.S. securities markets as measured by market capitalization. The Dow Jones Wilshire 5000 is a market-capitalization weighted index of the market value of all stocks actively traded in the United States. Market indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the sale or redemption of shares or on dividends received.

Ten Year Cumulative Return

Copley Fund As of 02/28/19

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns on the Fund, the S&P 500 Index, and the Dow Jones Wilshire 5000 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	12.73%	11.77%	11.89%
S&P 500	4.68%	10.67%	16.67%
Dow Jones Wilshire 5000	5.20%	9.94%	16.77%

The Board noted that the Fund’s performance must be considered in light of the Fund’s structure, which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal by generally outperforming in volatile down markets and underperforming in bull type markets. It also examined the Fund’s investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this, the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted approval of the Advisory Agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed a report of the costs of services provided by CFSC and Stuffco International Inc. (a company wholly owned by the Estate of Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Board also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing a tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets which included a liability for a large tax reserve which operated to distort the ratio as compared to most other funds. The Board did find significant the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund’s expense ratio.

The Board also considered CFSC’s financial statements and considered that compensation of $586,3515 in fiscal 2019 for managing assets of $115,835,463 (approximately one-half of one percent) is fair, reasonable and competitive. The consistent results achieved by CFSC, in light of the Fund’s stated policies and objectives, support this assessment.

The Board also considered the viability of CFSC and reviewed CFSC’s financial condition. The Board considered that the Personal Representative of the sole shareholder of CFSC has confirmed that the sole shareholder will continue to financially support CFSC, if necessary, to insure that CFSC can continue to provide required services to the Fund. The Board considered that since CFSC has no obligations or commitments other than those to the Fund under the Advisory Agreement and its basic operating expenses related to CFSC’s services to the Fund, there was no concern about CFSC’s viability.

With regards to the recognition of economies of scale by the Fund and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s shareholders, the Board considered the growth of the Fund’s assets under management by CFSC. The Board considered that as the Fund’s assets increase, the management fee drops as a percentage of assets under management. The Board considered that CFSC had indicated a willingness to consider additional breakpoints to reflect resulting economies of scale if, as and when assets of the Fund increase significantly.

These considerations, and the decades long experience with CFSC, were the basis for the Board decision to recommend continuing with CFSC as its Adviser under a new Advisory Agreement, with essentially the same terms and fee structure as had been in place since the Fund’s inception.

In selecting a sub-advisor, initial considerations were to identify a registered investment advisor experienced in managing assets of a registered investment company, with the staff and experience to do the job but not one so big that the Fund would not be a significant client. Assurance of the understanding, acceptance and willingness to follow the structure and the focused investment program of the Fund were also critical. After several visits to DCM’s offices to get a sense of its size and operations, several meetings with its principals and separate meetings with Dr. Chopra, the Board determined that DCM was the appropriate choice. That determination was confirmed by the detailed information provided by DCM prior to and considered by the Board at its April 12, 2019 meeting which contained information about, among other things, DCM, its business, the proposed services for the Fund and the costs of those services, the investment capabilities and experience of DCM, DCM’s personnel, DCM’s financial condition, the proposed sub-advisory fee, and the profits to be realized by DCM (collectively referred to as the “15(c) Memorandum”).

In deciding whether to approve the Sub-Advisory Agreement, the Board considered numerous factors, including:

[5]	As noted above CFSC reimbursed the Fund for these fees.

(i)  The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board reviewed the information provided by DCM (both the 15(c) Memorandum and information provided regarding its management of the Centaur Total Return Fund6). Adherence to defined strategies was a critical factor in the Fund’s valuation. The Fund was satisfied that, notwithstanding the difference in investment strategies and objectives, the record of DCM supported its ability to serve as sub-advisor and to continue to help implement the Fund’s strategies and objectives, with discipline. After reviewing the foregoing information and the further information in the Sub-Adviser 15(c) Memorandum (e.g., descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), both individually and collectively, the Board concluded that the quality, extent and nature of the services to be provided by the Sub-Adviser and the ability of the Sub-Adviser to perform such services were satisfactory and adequate for the Fund.

(ii)  The investment performance of the Sub-Adviser. In this regard, the Board considered the performance of accounts managed by the Sub-Adviser. In particular, the Board considered the performance of the Sub-Advisor’s Global ESG, International Equity and EAFE Plus separately managed account portfolios and the fact that the relative performance for these portfolios has generally been above those of its indexes. The Board also considered the Sub-Advisor’s experience as investment adviser to the Centaur Total Return Fund (TILDX)7 and the performance of that fund under DCM’s management. Following discussion of the Sub-Adviser’s past investment performance, the Sub-Adviser’s experience in managing other funds and accounts and other factors, the Board concluded that the investment performance of the Sub-Adviser has been satisfactory.

(iii)  The costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund. The Board examined and evaluated the fee arrangements between the Fund and the Sub-Adviser under the proposed Sub-Advisory Agreement, and noted that the Sub-Adviser’s compensation for managing the Fund would be solely the responsibility of the Adviser, and that the Fund would not be responsible for paying the Sub-Adviser. The Board also considered the potential benefits to the Sub-Adviser in managing the Fund, including promotion of the Sub-Adviser’s name and the potential for the Sub-Adviser to generate soft dollars from Fund trades that may benefit the Sub-Adviser’s clients other than the Fund (notwithstanding that the Sub-Adviser does not currently collect soft dollars). The proposed fee to the Sub-Adviser would not increase the fees paid by the Fund and, in the judgment of the Board, reflected a fair and reasonable allocation of the fees payable by the Fund. After considering all of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, while acknowledging that the Sub-Adviser is paid by the Adviser rather than directly by the Fund, the Board nonetheless considered that the fee charged by the Adviser declines slightly as a percentage of total assets managed by the Adviser as such assets increase and, therefore, the Sub-Adviser’s fees would also decline as a percentage. As the Fund grows, the tax reserve grows as well; this “reserve” is managed by the Adviser and, therefore, the Sub-Adviser, but is deducted from total assets in calculating Net Asset Value on which fees are based. The Board also considered that DCM indicated a willingness to consider establishing fee breakpoints in the future.

[6]	In March 2020, the Centaur Total Return Fund (TILDX) changed its name to the DCM/INNOVA High Dividend Income Innovation Fund.
[7]	At that the time, the Centaur Total Return Fund utilized a large cap value strategy similar to the Fund.

Conclusion. Having requested and received such information from each of CFSC and DCM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, respectively, and as assisted by the advice of counsel, the Board, including Mr. Gaines as Independent Director, determined that approval of the new Advisory Agreement and approval of the new Sub-Advisory Agreement for the Fund were in the best interests of the Fund and its current and future shareholders. Furthermore, the Board concluded the approvals would not result in an unfair burden to the Fund’s shareholders. No single factor was considered in isolation or to be determinative to the decision of the Directors to approve each of the Advisory Agreement and the Sub-Advisory Agreement and recommend approval to the Fund’s shareholders and each Director may have attributed different weights to the various factors noted above. Rather, the Directors concluded, in light of their weighing and balancing all factors, that approval of each of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Shareholder Approval

To become effective with respect to the Fund, the vote of a majority of the outstanding shares of the Fund is required for approval of each of the Advisory Agreement and the Sub-Advisory Agreement. The vote of a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of each of the Advisory Agreement and Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

If the proposal regarding the Fund’s Advisory Agreement is not approved, then the Advisory Agreement will not take effect. If the Advisory Agreement is not approved, then the Board will take such action as it deems to be in the best interests of the Fund, which may include seeking to engage an alternative investment adviser and seeking shareholder approval again, or, as a last resort, closing and liquidating the Fund. The effectiveness of the Sub-Advisory Agreement is contingent upon approval of the Advisory Agreement. If the Advisory Agreement is not approved, the Sub-Advisory Agreement will not take effect.

If the proposal regarding the Sub-Advisory Agreement is not approved, then the Sub-Advisory Agreement will not take effect. If the Sub-Advisory Agreement is not approved, then the Board will take such action as it deems to be in the best interests of the Fund, which may include seeking to engage alternative sub-advisers and seeking shareholder approval again, or, as a last resort, closing and liquidating the Fund.

The Board of Directors unanimously recommends that shareholders of the Fund vote FOR the Advisory Agreement.

The Board of Directors unanimously recommends that shareholders of the Fund vote FOR the Sub-Advisory Agreement.

PROPOSAL 4:	TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FUND

The Board has appointed EisnerAmper LLP as the independent registered public accounting firm of the Fund for the fiscal year to end February 28, 2021. EisnerAmper LLP has served as independent registered public accounting firm of the Fund since 2010.

The Fund is asking shareholders to ratify the appointment by the Board of EisnerAmper LLP as the independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2021 as a matter of good corporate governance. Neither the Fund’s Articles of Organization nor its Bylaws require that shareholders ratify the appointment of EisnerAmper LLP as the Fund’s independent registered public accounting firm. If the shareholders do not ratify the appointment, the Board will reconsider whether or not to appoint EisnerAmper LLP, but may nonetheless appoint such firm. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interest of the Fund and its shareholders. The Board will determine what action to take with respect to appointing an independent registered public accounting firm for the Fund for future years.

Representatives of EisnerAmper LLP are not expected to attend the Meeting or be available to respond to questions. However, EisnerAmper LLP will have an opportunity to make a statement if it desires to do so.

The Board unanimously recommends that you vote “FOR” the ratification of EisnerAmper LLP as the Fund’s independent registered public accounting firm for the fiscal year to end February 28, 2021.

Audit Fees

Below is information relating to fees billed for professional audit services rendered by EisnerAmper LLP for the audit of the Fund’s annual financial statements for the past two fiscal years and for fees billed for other services rendered by EisnerAmper LLP to the Fund:

Type of Fee	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019
Audit Fees:	$36,000	$35,000
Audit Related Fees:	-	-
• Consent	$4,000	$3,500
• Read and Comment on Semi-Annual Financial Statement	$13,000	$12,500
Total Audit Related Fees:	$17,000	$16,000
Tax Fees:
• Tax preparation	$19,500	$18,500
• 2015-2017 Massachusetts Corporate Tax Returns	-	$15,000
• Accumulated earning project	-	$5,500
Total Tax Fees	$19,500	$39,000
Total	$72,500	$90,000

The Board has not established formal pre-approval procedures and generally reconvenes on an informal basis to consider and approve any services outside the scope of the initial engagement of the Auditor.

In approving the selection of the Auditor for the Fund, the Board considered, in addition to other practices and requirements relating to the selection of the Fund’s independent registered public accounting firm, whether any services performed by the Auditor for the Fund, the Adviser and for certain related parties for which the Auditor received non-audit fees are compatible with maintaining the independence of the Auditor as the Fund’s independent registered public accounting firm.

PROPOSAL 5:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Directors are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Directors has fixed the close of business on [Record Date], 2020 (the “Record Date”), as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were [__________] shares of beneficial interest of the Fund outstanding.

All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, all Directors and officers of the Fund as a group owned of record or beneficially [____%] of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Fund, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
[To be inserted in Definitive Proxy]

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a Proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against a Proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION REGARDING THE OPERATION OF THE FUND

Investment Adviser

CFSC is 100% owned by the estate of Irving Levine. The estate of Mr. Levine is controlled by Mr. David I. Faust, 845 Third Avenue, 5th Floor, New York, NY 10022-6601, as Personal Representative (Executor) of Mr. Levine’s Estate. Mr. Faust is also a director of CFSC and the principal executive officer of CFSC. Mr. Faust’s principal occupation is attorney at Gallet Dreyer & Berkey, LLP. Mr. Faust also serves as Director, Chief Compliance Officer and Secretary of the Fund. No other officer or Director of the Fund is an officer, employee, director, general partner or shareholder of CFSC.

Proposed Sub-Adviser

DCM Advisors, LLC was founded in 2001 and is a Delaware limited liability company having a principal office at 475 Park Avenue South, 9th Floor, New York, New York. DCM is a registered investment adviser with the SEC.

DCM is a wholly-owned subsidiary of Dinosaur Group Holdings, LLC, a Delaware limited liability company (“DGH”). The managing member and majority owner of DGH is Glenn A. Grossman. Mr. Grossman’s principal occupation is Chief Executive Officer of DGH. The address for DGH and Mr. Grossman is 470 Park Avenue South, 9th Floor, New York, NY 10016. Marc Rappaport is the CEO of DCM. DCM is affiliated with the following entities which are also wholly-owned subsidiaries of DGH: (i) Dinosaur Financial Group, LLC, an SEC registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA); (ii) Dinosaur Merchant Bank Limited, a UK registered broker-dealer; and (iii) Atlantic Trading and Technical Services, LLC, a technology service provider. In addition, DCM is affiliated with, through DGH’s 48% ownership in, Lisanti Capital Growth, LLC, an SEC registered investment adviser and investment adviser to the Lisanti Small Cap Growth Fund, a series of the Forum Funds, a registered open-end investment company.

The name, address and principal occupation of the principal executive officer and each director of DCM is as follows: Marc Rappaport, 470 Park Avenue South, 9th Floor, New York, NY 10016. Mr. Rappaport’s principal occupation is CEO of DCM.

Portfolio Manager: Dr. Vijay Chopra has over 25 years’ experience in the investment advisory business. He is currently a Senior Portfolio Manager in the Global and International Equity Group at DCM, which manages several portfolio strategies, primarily though separately managed accounts. Dr. Chopra is also a Vice President at CFSC and has served as portfolio manager of the Fund in that role since April 1, 2019. It is anticipated that Dr. Chopra will continue to serve as the portfolio manager of the Fund following shareholder approval of the Sub-Advisory Agreement, but in his capacity as an employee of the Sub-Advisor. Additionally, Dr. Chopra serves as the Portfolio Manager of the DCM/INNOVA High Dividend Income Innovation Fund (formerly known as the Centaur Total Return Fund), a registered open-end investment company. Previously, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He also has served as portfolio manager with Jacobs Levy Management, Deutsche Asset Management, State Street Global Advisors and Bankers Trust Company, and senior Research Analyst with Frank Russell Company. Dr. Chopra received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University.

DCM currently serves as the investment adviser to the DCM/INNOVA High Dividend Income Innovation Fund (formerly known as the Centaur Total Return Fund), a registered open end investment company, with a similar investment objective to the Fund. As of December 31, 2019, the Centaur Total Return Fund had a total of $10,304,496 in assets. As full compensation for the investment advisory services provided to the DCM/INNOVA High Dividend Income Innovation Fund’s average daily net assets at the annual rate of 0.75%. DCM has entered into an Expense Limitation Agreement with the DCM/INNOVA High Dividend Income Innovation Fund effective March 7, 2019 under which it has agreed to reduce the amount of the investment advisory fees to be paid to DCM by the DCM/INNOVA High Dividend Income Innovation Fund and assume other expenses of the DCM/INNOVA High Dividend Income Innovation Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA High Dividend Income Innovation Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) to not more than 1.50% of the average daily net assets of the Centaur Total Return Fund for the period ending March 2, 2021.

DCM also currently serves as the investment adviser to the Lebenthal Ultra Short Tax-Free Income Fund, a registered open end investment company. The Lebenthal Ultra Short Tax-Free Income Fund was launched on December 30, 2019. As full compensation for the investment advisory services provided to the Lebenthal Ultra Short Tax-Free Income Fund, DCM receives monthly compensation based on the Lebenthal Ultra Short Tax-Free Income Fund’s average daily net assets at the annual rate of .42%. DCM has entered into an Expense Limitation Agreement with the Lebenthal Ultra Short Tax-Free Income Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to DCM by the Lebenthal Ultra Short Tax-Free Income Fund and assume other expenses of the Lebenthal Ultra Short Tax-Free Income Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Ultra Short Tax-Free Income Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act) to not more than .49% of the average daily net assets allocable to each Class of Shares of the Lebenthal Ultra Short Tax-Free Income Fund for the period ending December 31, 2021.

No officer or Director of the Fund is also an officer, employee or shareholder of the Sub-Adviser.

Administration, Fund Accounting, Transfer Agency and Other Services

Ultimus Fund Solutions, LLC, whose principal address is 17605 Wright St., Omaha, NE 68130, serves as administrator to the Fund (the “Administrator”).

Pursuant to an agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; semi-annual and annual shareholder reports; assisting in the preparation of registration statements and other filings related to the registration of shares; preparing and maintaining the Fund’s books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the Investment Company Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator’s out-of-pocket expenses. The Administrator’s reimbursable out- of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-877-881-2751 or write Copley Fund, Inc. at c/o Gemini Fund Services, LLC, 17605 Wright St., Omaha, NE 68130.

OTHER MATTERS

Shareholder Proposals

The Fund does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Directors does not believe a formal process for shareholders to send communications to the Board of Directors is appropriate due to the infrequency of shareholder communications to the Board of Directors. The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David Faust, Secretary, Copley Fund, Inc. at c/o Gemini Fund Services, LLC, 17605 Wright St., Omaha, NE 68130.

Board Meetings During the Most Recent Fiscal Year

The Board held three meetings during the most recent fiscal year.

Shareholder Communications with Directors

Shareholders who wish to communicate with the Board or individual Directors should write to the Board or the particular Director, care of the Fund, at the offices of the Fund as set forth above. All communications will be forwarded directly to the Board or the individual Director.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Fund does not have a policy requiring Directors to attend shareholder meetings. The Directors do not intend to attend the Meeting.

Proxy Delivery

The Fund may only send one Proxy Statement to shareholders who share the same address unless the Fund has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, call us toll free at 1-877-881-2751 or write to Copley Fund, Inc. at c/o Gemini Fund Services, LLC, 17605 Wright St., Omaha, NE 68130.

By Order of the Board of Directors,

David Faust, Secretary, Copley Fund, Inc.

Date: [___________], 2020

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the internet by following the instructions on your proxy card.

Exhibit A

PROPOSED INVESTMENT ADVISORY AGREEMENT

BY AND BETWEEN

THE FUND AND THE ADVISER

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, made as of the ___ day of _______, 2020 (the “Effective Date”), by and between COPLEY FUND, INC., a Nevada corporation, (hereinafter called the “Fund”); and COPLEY FINANCIAL SERVICES CORP., a Massachusetts corporation (hereinafter called the “Advisor”).

WHEREAS, the Fund has been organized as an investment company, and desires to employ its capital by investing and reinvesting the same in securities of the type and in accordance with the limitations specified it its effective prospectuses in such manner as may be approved from time to time by its Board of Directors; and

WHEREAS, the Fund desires to avail itself of the experience, sources of information, advice, assistance and certain facilities available to the Advisor and to have the Advisor perform for it various advisory, statistical, accounting and clerical services; and

WHEREAS, the Advisor is willing to furnish such advice, facilities, and services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

1)	The Advisor, subject to the direction of the Board of Directors of the Fund, shall provide the Fund with investment research and advice and shall manage and supervise the Fund’s portfolio of investments. In performing this function, the Advisor shall furnish the securities in the Fund’s portfolio and proposed additions to the portfolio as the Advisor deems appropriate or as the directors of the Fund may reasonably request. The Advisor shall supervise the Fund’s relations with its Transfer Agent, Custodian, auditors, and the federal and state regulatory bodies and shall furnish office space and secretarial and clerical assistance necessary for each of the foregoing functions.

2)	It is understood and agreed that the Fund shall pay all of its ordinary expenses of operation unless specifically excepted, such expenses of operation include but are not limited to the following: (i) the expense of maintaining its own books of account; (ii) the expense of maintaining one or more of its Custodians, Transfer Agents, Registrars and Dividend Disbursing Agents; (iii) the expenses of computing the net asset value of shares of the Fund; (iv) the fees and expenses of its directors, including those directors who may be directors of the Advisor, or any subsidiary corporation; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all stockholder reports and other required reports and documents provided shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of corporate existence, including the salary of a corporate secretary; (xii) the fees of its auditors; (xiii) the fees of its legal counsel; and (xiv) all other ordinary expenses of operation. The Fund also shall pay all extraordinary expenses of whatever kind of nature, unless such expenses have been specifically assumed by the Advisor or one of its affiliates.

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3)

Subject to appropriate resolution of the Board of Directors, including the affirmative vote of a majority of the directors who are not interested persons of the fund, as defined in Section 2(a) (19) of the Investment Company Act of 1940 (the “ACT”), the Fund shall pay a specified portion of the total salaries of its officers or employees who perform duties for the Fund as a proportion of the total duties actually performed by such officers and employees for other investment companies and for the Advisor and any subsidiary or affiliated corporation. It is agreed that such officers and employees may also be officers and employees of the Advisor and may be compensated by the Advisor for services performed for the Advisor.

4)	As compensation for its services as investment advisor, the Fund agrees to pay Advisor an annual investment advisory fee (the “Advisory Fee”), computed as follows:

	a.	1.00% of the first $25,000,000 of average daily net assets;
	b.	.75% of the next $15,000,000 of average daily net assets; and
	c.	.50% of the average daily net assets in excess of $40,000,000.

5)	The Advisory Fee will be paid monthly at the end of each calendar month. For purposes of paragraph 2 hereof, daily “net asset value” shall be determined by: (x) first taking the daily total value of the Fund’s assets and deducting therefrom the daily total liabilities of the Fund (the difference being hereinafter referred to as the “daily net assets”); and (y) at the end of each calendar month dividing the aggregate daily net assets of the Fund for the month just concluded by the number of days in such month.

6)	The Advisor is authorized and directed in its discretion to allocate brokerage commissions on portfolio transactions for the Fund among such brokers and/or dealers who provide investment information, provide services to the Fund and other investment companies, collectively; provided, however, that such broker or dealers render satisfactory service at competitive commission rates, and subject, in any event, to the Fund obtaining the most favorable prices and executions of orders.

7)	It is understood and agreed that the Advisor may act as investment Advisor to one or more other investment companies. If, while so acting, it appears that the purchases or sale of securities of the same issuer is advantageous to the Fund and such other investment companies and is consistent with the investment objectives of the Fund and such other companies and, if such purchases or sales should be executed at approximately the same time, each will be executed on a proportionate basis, if feasible or, in the alternative, on a rotating or other equitable bases.

8)	The Advisor assumes no responsibility under this agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Advisor. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which this agreement relates, except for a loss resulting from Advisor’s willful misfeasance, bad faith or gross negligence or a loss occasioned by the reckless disregard of Advisor’s obligations and duties under this agreement.

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9)	Nothing in this agreement shall limit or restrict the right of any director, officer or employee of the Advisor who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Advisor to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Directors, officers and employees of the Fund are, therefore, specifically permitted to serve from time to time as directors, officers and employees of other corporations including the Advisor and subsidiaries, other companies which it may require, or with which it may merge or consolidate and other investment companies which the Advisor may organize or sponsor.

10)	This agreement shall terminate automatically in the event of its assignment. This agreement may be terminated at any time, without the payment of any penalty by: (a) the Board of Directors of the Fund; (b) the vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a) (42) of the Act); (c) upon sixty days’ written notice addressed to the Advisor at its principal place of business.

11)	This agreement shall remain in effect for a period of two years from the Effective Date and shall continue in effect thereafter only so long as it is specifically approved annually by the Board of Directors, or by the vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a) (42) of the Act) and, in either case, by the vote of a majority of the directors who are not parties to the agreement or interested persons (as defined in Section 2(a) (19) of the Act), of any such party, cast in person at a meeting called for the purpose of voting on such approval.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their officers thereunto duly authorized:

COPLEY FUND, INC.

By:
Title:

COPLEY FINANCIAL SERVICES CORP.

By:
Title:

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Exhibit B

PROPOSED SUB-ADVISORY AGREEMENT

BY AND BETWEEN

THE FUND, THE ADVISER AND THE SUB-ADVISER

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of ________, 2020, by and among Copley Financial Services Corp., a Massachusetts corporation (the “Adviser”), DCM Advisors, LLC, a Delaware limited liability company (the “Sub-Adviser”), and the Copley Fund, Inc., a Nevada corporation (the “Fund”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and acts as the investment adviser for the Fund;

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that the Adviser has full legal authority to engage unaffiliated investment managers to advise the Adviser and assist it in the management of the Fund;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Advisers Act;

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Adviser and the Sub-Adviser is willing to render such services; and

WHEREAS, this Agreement will not be effective until approved by the board of directors of the Fund (the “Board”) and the shareholders of the Fund;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements hereinafter set forth and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Appointment and Status of Sub-Adviser. The Fund and the Adviser hereby appoint the Sub-Adviser to provide investment advisory services to the Fund and the Adviser for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board from time to time, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.

2.  Sub-Adviser’s Duties. Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall manage the selection of securities and investments (including cash) for the Fund, including the purchase, retention and disposition thereof, consistent with the Fund’s investment objectives, policies and restrictions as stated in the currently effective prospectus and statement of additional information of the Fund (collectively, the “Prospectus and SAI”), as the same may be hereafter modified, amended and/or supplemented, and subject to the following understandings:

(a)  The Sub-Adviser shall manage the investment program for the Fund and determine what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash, in accordance with the terms of this Agreement (the “Strategy”).

(b)  The Sub-Adviser will assist the Fund and the Adviser in determining or confirming, consistent with the policies and procedures stated in the Prospectus and SAI or adopted by the Board, the value (including determinations of fair value under the 1940 Act) of any securities or other instruments held in the Fund. In this regard, the Sub-Adviser shall respond promptly to any request from the Adviser or the Fund for assistance in obtaining price sources for securities held by the Fund or determining a price when the Adviser and the Fund do not receive a timely, reliable price from the Fund’s pricing agent or source for a security held by the Fund, and will, in response to such a request, promptly review the prices used by the Fund’s administrator and the Fund’s accountant to determine net asset value and advise the Adviser promptly if any price appears to be incorrect.

(c)  The Sub-Adviser will: (1) direct the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) make any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund. In connection therewith, the Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Fund’s Registration Statement on Form N-1A covering shares of the Fund or any amendment thereof or any supplement thereto (the “Registration Statement”). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

(d)  Upon the Adviser’s reasonable request, the Sub-Adviser shall: (i) review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy in the Prospectus and SAI, and will update any information provided in response to a request under this subsection (i) that, to the Sub-Adviser’s knowledge, requires such updating for accuracy from time to time; and (ii) participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund.

(e)  The Adviser and the Sub-Adviser shall promptly provide notice to each other regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions relating to: (i) the management or operations of the Fund or that otherwise relate to the Fund; or (ii) that involve matters that could reasonably be viewed as material to the Adviser’s or the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, each party shall promptly make available such documents to the other unless, in the opinion of the party’s counsel, the party be legally prohibited from doing so.

3.  Custodian and Brokerage Direction. The Fund will establish and maintain an account with a custodian (the “Custodian”) chosen by the Fund and noticed to the Sub-Adviser from time to time. Subject to the oversight of the Adviser, the Sub-Adviser is authorized: (a) to give instructions to the Custodian with respect to transactions for the Fund and its account; and (b) to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Sub-Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.

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4.  Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee, paid quarterly, equal to seventy-five percent (75%) of the advisory fees payable by the Fund to the Adviser under the Fund’s investment advisory agreement with the Adviser (the “Advisory Fee”); provided, however, that the Adviser may reduce the Advisory Fee before calculating the sub-adviser’s fee by deducting certain expenses historically incurred by the Adviser that include the following: administration, account-based and asset-based fees or sub-transfer agency fees, directors fees, legal fees, accounting fees and similar fees, to the extent consistent with past practice, subject to an annual cap of $30,000. For the sake of clarity, taxes on net income received by Advisor and Sub-Advisor shall be the sole responsibility of the applicable party. The sub-advisory fee for each quarter will be paid to the Sub-Adviser within 5 business days of receipt by the Adviser of the Adviser’s fee for the quarter. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Fund. The Sub-Adviser shall pay its own expenses incurred in performing its obligations hereunder.

5.  Duration and Termination.

(a)  This Agreement shall become effective following the approval of this Agreement by the shareholders of the Fund. This Agreement shall continue in effect for a period of two (2) years from the effective date, and shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof.

(b)  This Agreement may be terminated at any time by the Adviser, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Sub-Adviser by determination of the Adviser or the vote of the Board of the Fund. Notwithstanding the foregoing, this Agreement will automatically terminate, without the payment of any penalty, in the event this Sub-Advisory Agreement is assigned (as defined in the 1940 Act). This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

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(c)  The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Adviser and the Fund.

(d)  Termination of this Agreement and/or the services of the Sub-Adviser will not affect: (i) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (ii) the Fund’s obligation to pay advisory fees to the Adviser, and Adviser’s obligation to pay Sub-Adviser, for fees earned during the term of this Agreement.

6.  Good Standing. The Adviser and Sub-Adviser hereby each warrant and represent to the other that it is, and during the term of the Agreement shall continue to be, an investment adviser in good standing, that its respective regulatory filings are current and accurately reflect its advisory operations, and that it is in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, the Adviser and Sub-Adviser further each warrant and represent to the other that neither is (nor are any of their respective “associated” persons, as defined in the Advisers Act) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these warranties and representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately in writing, together with providing the corresponding pertinent facts and circumstances. Further, the Adviser and Sub-Adviser shall comply in all material respects at all times with the 1940 Act and the Advisers Act, all applicable rules and regulations under such Acts and all other applicable law in connection with services to the Fund.

7.  Notices. All notices required or permitted to be given hereunder shall be given by Federal Express or comparable courier service and shall be deemed given when delivered. Notices shall be addressed as follows:

Adviser and the Fund:

Copley Financial Services Corp.

c/o David Faust, President

Gallet Dreyer & Berkey, LLP

845 Third Avenue, 5th Floor

New York, NY 10022

with a copy (which shall not constitute notice) to:

Adam Berkey

Gallet Dreyer & Berkey, LLP

850 Third Avenue, 5th Floor

New York, NY 10022

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Sub-Adviser:

DCM Advisors, LLC

470 Park Avenue South, 9th Floor

New York, NY 10016

Attn: Andrew M. Greenstein

with a copy (which shall not constitute notice) to:

Thomas W. Steed III

Kilpatrick, Townsend & Stockton LLp

4208 Six Forks Road, Suite 1400

Raleigh, NC 27609

8.  Indemnification; Standard of Care.

(a)  The Fund agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (including, without limitation, any manager, member, employee or agent of the Sub-Adviser), and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls (“Controlling Person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject arising out of this Agreement; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any bad faith, willful misfeasance or gross negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(b)  The Sub-Adviser agrees to indemnify and hold harmless the Fund and its officers and directors (each, a “Fund Indemnified Person” and, together with each Sub-Adviser Indemnified Person, an “Indemnified Person”) against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of any agent of the Fund), or litigation (including legal and other) expenses to which the Fund Indemnified Person may become subject arising out of the Sub-Adviser’s selection of investments for the Fund that are not permitted by the Strategy; provided, however, that in no case shall the indemnity in favor of a Fund Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any bad faith, willful misfeasance or gross negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(c)  Notwithstanding the foregoing, no party obligated to provide indemnification hereunder (each, an “Indemnifying Party”) shall be liable for indemnification under this Section 8 with respect to any claim made against an Indemnified Person unless and until such Indemnified Person shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent); provided, however, that failure to notify an Indemnifying Party of any such claim in a timely manner shall not relieve an Indemnifying Party from any liability which it may have to the Indemnified Person against whom such action is brought except to the extent the delay prejudices the Indemnifying Person. In a case where any such action is brought against an Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes such defense, but the selection of counsel by the Indemnifying Person to represent both the Indemnified Person and the Indemnifying Person results or is reasonably likely to result in a conflict of interests or such counsel would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will at its own expense assume the defense of the Indemnified Person with counsel to the Indemnified Person and, also at its own expense, pay for separate counsel to the Indemnifying Person, which counsel shall be satisfactory to the Indemnifying Person and the Indemnified Person. Absent the conflict circumstance described above, the Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof, other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise or settle any litigation, threatened litigation or similar matter involving the Indemnified Person without the prior written consent of the Indemnified Person.

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(d)  The Sub-Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The services of the Sub-Adviser under this Agreement are not exclusive, and the Sub-Adviser is free to provide similar services to other clients of the Sub-Adviser (including, without limitation, other investment companies registered under the 1940 Act). The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from bad faith, willful misfeasance or gross negligence on its part in the performance of its obligations and duties under this Agreement.

9.  Notice of Key Staff Changes. The Adviser agrees to notify the Sub-Advisor of any changes in key professional staff at the Adviser, and the Sub-Adviser agrees to notify the Adviser of any changes in key professional staff at the Sub-Adviser, 30 days before such change where practicable or, if not practicable (e.g., the change is due to unexpected professional staff departures), as soon as reasonably practicable under the circumstances.

10.  Governing Law. The parties submit to the exclusive jurisdiction of the Federal and state courts in the State, City and County of New York for any dispute arising with regard to this Agreement and matters addressed herein. This Agreement shall be governed by and construed in accordance with the laws of the State of New York notwithstanding the conflict of laws principles thereof.

6

11.  Amendment. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No Act, omission or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

12.  Headings. The heading contained in this Agreement are provided for convenience only and form no part of this Agreement and shall not affect the construction or interpretation of this Agreement.

13.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Copley Financial Services Corp.		DCM Advisors, LLC

By:		By:

Name:	David Faust	Name:	Andrew M. Greenstein

Title:	President	Title:	Manager

Copley Fund, Inc.

By:

Name:	David Faust

Title:	President

8

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **(800) 487-4870** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

Copley Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DATE HERE, 2020

The undersigned shareholder(s) of the Copley Fund, Inc. (the "Fund) hereby appoint(s) [names here] or any one of their true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on [Date], 2020, at [time] _.m., Eastern Time, at the offices of Gallet Dreyer & Berkey, LLP, 845 Third Avenue, 5th Floor, New York, NY 10022-6601, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 487-4870**. **Representatives are available to assist** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on Date, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/copley/docs/2020mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Copley Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. To elect four director nominees to serve on the Board of Directors:		
A. Roy G. Hale	○	○
B. David I. Faust	○	○
C. Joseph P. Bauman	○	○
D. David M. Spungen	○	○

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]